                      SEMIANNUAL REPORT / SEPTEMBER 30 2000

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                CONNECTICUT LANDSCAPE BY HORACE WOLCOTT ROBBINS

           ROBBINS CAPTURES THE PICTURESQUE BEAUTY OF THE CONNECTICUT

           LANDSCAPE IN THIS ELEGANT PAINTING. CONNECTICUT MUNICIPAL

           BONDS, IN WHICH THE FUND INVESTS, PROVIDE CAPITAL FOR THE

                        STATE'S CONTINUING IMPROVEMENT.

                     -------------------------------------

AIM Tax-Exempt Bond Fund of Connecticut is for shareholders who seek to earn a high level of income that is free of both federal and Connecticut taxes.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 4.75% sales charge.
o Had the advisor not absorbed fund expenses in the past, the returns would have been lower.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The performance is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o Revenue bonds are issued to finance public-works projects and are supported directly by the project revenues. General obligation bonds are bonds backed by the full faith and credit (including the taxing and further borrowing power) of a state or municipality. Revenue bonds often are considered more attractive, since many public-works projects (water and sewer improvements, for example) are necessities and demand for them remains constant regardless of economic conditions. Shareholders may benefit from their consistent income in the event of an economic slowdown. Escrowed and pre-refunded bonds are bonds whose repayment is guaranteed by the funds from a second bond issue, usually U.S. Treasury bonds.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
   [PHOTO OF        and a telephone. At the time, Bob Graham, Gary Crum and I
   Charles T.       had the idea of creating a mutual fund company that put
     Bauer,         people first. Our slogan, "people are the product," means
  Chairman of       that people--our employees and our investors--are our
  the Board of      company.
    THE FUND            Almost a quarter-century later, we've grown to more than
  APPEARS HERE]     eight million investors, $183 billion in assets under
                    management and 59 retail funds. Over that time, the industry
   [PHOTO OF        as a whole has grown from $51 billion in assets to more than
    Robert H.       $7 trillion today. I never dreamed we would see such
     Graham         phenomenal growth. You are the main reason for our success,
  APPEARS HERE]     and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I retired as chairman of the AIM Funds effective September 30, and will step down as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the reporting period and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Management Group Inc.


                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND CONTINUES TO PROVIDE SOLID INCOME


HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
For the six months ended September 30, 2000, AIM Tax-Exempt Bond Fund of Connecticut returned 3.04% at net asset value, that is, without sales charges. By comparison, the Lehman Municipal Bond Index returned 3.97% and the average Connecticut municipal debt fund tracked by Lipper, Inc., an independent mutual fund performance monitor, returned 3.53%. Bear in mind that the fund is managed more for tax-free income than for total return.
    During the six-month reporting period, the fund's 30-day distribution rate at net asset value declined slightly from 4.85% to 4.82%. The fund's distribution rate of 4.82% on September 30 represented a taxable-equivalent yield of 8.36%. The fund's 30-day SEC yield was 3.98% at maximum offering price, for a taxable-equivalent yield of 6.90%. By comparison, the yield on a 10-year Treasury note was 5.80% on September 30.
    Net asset value per share remained within a narrow range of $10.25 and $10.66 during the reporting period, continuing the fund's history of relative price stability.

WHAT WERE THE MAJOR TRENDS IN THE BOND MARKETS?
Expressing continuing concern about potentially inflationary pressures, the Federal Reserve Board (the Fed) raised short-term interest rates by 0.50% to 6.50% in mid-May but held rates steady at its June, August and (shortly after the close of the reporting period) October meetings. The Fed has raised rates six times for a total of 1.75% since June 1999. Attractive yields, along with improved odds that the Fed's interest-rate increases may be nearing an end, renewed investor interest in the bond markets.
    By contrast, volatile equity markets produced disappointing returns in 2000, with many major market indexes down year-to-date.

WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL-BOND MARKET?
Municipal-bond issuance continued to decline; total issuance year-to-date was $137 billion--19% lower than for the first three quarters of 1999. Many states and localities were reluctant to offer new issues in a rising-interest-rate environment. Fortunately for them, increased tax revenue resulting from low unemployment, strong consumer spending, rising property values and increased capital gains reduced the need to issue bonds to fund capital projects. Reduced issuance has resulted in greater demand for (and better performance by) those municipal bonds that were issued.
    Yields on municipal bonds relative to Treasuries remained very attractive. As the

                     -------------------------------------

                          ATTRACTIVE YIELDS, ALONG WITH

                          IMPROVED ODDS THAT THE FED'S

                         INTEREST-RATE INCREASES MAY BE

                        NEARING AN END, RENEWED INVESTOR

                          INTEREST IN THE BOND MARKETS.

                     -------------------------------------

FUND PERFORMANCE

FUND VS. 10-YEAR U.S. TREASURY NOTE

As of 9/30/00

================================================================================
                                                      TAXABLE-
                                                     EQUIVALENT
                  TAXABLE-           30-DAY            30-DAY
   30-DAY        EQUIVALENT         SEC YIELD         SEC YIELD       10-YEAR
DISTRIBUTION    DISTRIBUTION       AT MAXIMUM        AT MAXIMUM         U.S.
    RATE            RATE            OFFERING          OFFERING     TREASURY NOTE
   AT NAV          AT NAV*            PRICE            PRICE*          YIELD

   4.82%           8.36%              3.98%            6.90%            5.80%

*Assumes highest marginal federal income tax rate of 39.6% and Connecticut state income tax rate of 4.5%. Sources: Bloomberg, Lehman Brothers.
================================================================================

HISTORY OF NET ASSET VALUE STABILITY

                                    [LINE GRAPH]
10/3/89-9/30/00

================================================================================
10.00    10/3/89                11.08       6/93              10.77        3/97
10.05      10/89                11.33       9/93              10.90        6/97
 9.99       3/90                11.29      12/93              11.01        9/97
10.02       6/90                10.51       3/94              11.09       12/97
 9.77       9/90                10.63       6/94              11.04        3/98
10.07      12/90                10.58       9/94              11.04        6/98
10.11       3/91                10.34      12/94              11.13        9/98
10.19       6/91                10.71       3/95              11.07       12/98
10.40       9/91                10.77       6/95              11.00        3/99
10.52      12/91                10.86       9/95              10.77        6/99
10.31       3/92                11.01      12/95              10.61        9/99
10.55       6/92                10.81       3/96              10.43       12/99
10.66       9/92                10.76       6/96              10.51        3/00
10.65      12/92                10.80       9/96              10.47        6/00
10.88       3/93                10.88      12/96              10.57        9/00

There is no guarantee that the fund will maintain a constant NAV. Investment return will vary, so you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.
================================================================================


          See important fund and index disclosures inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


reporting period drew to a close, many new investment-grade municipal bonds offered yields exceeding comparable Treasury yields. Municipal bonds were one of the best-performing asset classes during the reporting period.

HOW DID CONNECTICUT'S ECONOMY FARE?
Connecticut's economy remained strong. In June, state officials announced that for the fiscal year ended June 30, the state's projected budget surplus would approach $413 million--$150 million greater than had been predicted just one month earlier. They cited the state's low 2.3% unemployment rate (the second-lowest in the nation) and increased consumer spending fueled by stock-market gains (the so-called "wealth effect") as reasons for higher-than-expected revenues.

GIVEN CURRENT ECONOMIC CONDITIONS, HOW HAVE YOU MANAGED THE PORTFOLIO?
We kept the fund's weighted average maturity basically unchanged--14.36 years at the beginning of the reporting period and 14.75 years at its close. We did so because we believed that intermediate-term bonds offered greater value than longer-term bonds. As interest rates remain stable, or possibly begin to decline, we believe that these intermediate-term maturities will benefit shareholders. During the reporting period, the duration of the portfolio declined from 6.11 years to 5.55 years. Duration is an indicator of the sensitivity of a bond's price to interest-rate changes; funds with shorter durations tend to be less sensitive to price fluctuations.

WHAT DID THE FUND'S PORTFOLIO LOOK LIKE?
The portfolio consisted exclusively of investment-grade bonds. Bonds rated AAA or AA composed 76% of the fund's holdings at the close of the reporting period. The average credit quality of the portfolio was AA/Aa as rated by Standard & Poor's and Moody's--two widely known credit-rating agencies. The ratings are historical and are based on the credit quality of the individual bonds in the portfolio. At the close of the reporting period, credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasury securities--composed 40% of the portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
While we remain cautiously optimistic about the Connecticut economy, we recognize that the state is not immune to national economic trends, which point to slower economic growth in the future. A continuing tight labor market could force employers to increase salaries; investors nervous about stock-market volatility and a general economic slowdown could reduce their spending; higher energy costs could reduce corporate profits; and international trade could suffer if the dollar remains strong against the euro.
    Municipal Market Advisors, Inc., a leading municipal-bond investment firm, predicts that issuance for the remainder of 2000 and for the first half of 2001 will remain low. Should the Fed begin to lower interest rates in 2001 (as some speculate) and should equity markets remain erratic, bond investors may continue to enjoy steady, relatively predictable gains. Regardless, the past six months have shown that having a portion of one's investments in bonds can be beneficial in uncertain economic times.


AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/00, including sales charges

================================================================================
10 years                       5.99%
5 years                        3.51
1 year                        (0.38)*

* 4.60% excluding sales charges

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

PORTFOLIO COMPOSITION

As of 9/30/00, based on total net assets

================================================================================
TOP FIVE BOND HOLDINGS
--------------------------------------------------------------------------------
                                                            % OF
                         COUPON         MATURITY          PORTFOLIO

Connecticut              6.20%          05/15/06            4.6%
State Housing
Finance
Authority

Connecticut              6.50%          10/01/12            4.4%
State Special
Tax Obligation
Revenue

Connecticut              5.50%          11/15/35            4.4%
State Housing
Finance
Authority

University of            6.00%          11/15/21            3.6%
Connecticut

Connecticut              6.30%          11/15/17            3.5%
State Housing
Finance
Authority
================================================================================

--------------------------------------------------------------------------------
BOND-TYPE DIVERSIFICATION
                                [PIE CHART]
================================================================================
GENERAL OBLIGATION            17.3%

ESCROW & PRE-REFUNDED         15.7%

REVENUE                       67.0%


AVERAGE QUALITY RATING AA/Aa
NUMBER OF HOLDINGS 61
WEIGHTED AVERAGE MATURITY 14.75 Years
DURATION 5.55 Years

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

          See important fund and index disclosures inside front cover.

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

SCHEDULE OF INVESTMENTS

September 30, 2000
(Unaudited)

                                      RATING(a)      PAR       MARKET
                                    S&P   MOODY'S   (000)       VALUE
MUNICIPAL
  OBLIGATIONS-95.93%

EDUCATION-9.91%

Connecticut Area Cooperative
  Educational Services (Staff
  Development/Administration
  Facilities);
  Unlimited Tax Series GO
  5.625%, 07/15/19(b)                A      --      $1,060   $ 1,038,842
------------------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Unlimited Tax Series
  1992 GO
  6.00%, 03/01/02(c)(d)             AAA    Aaa         335       348,434
------------------------------------------------------------------------
Connecticut State Higher Education
  Supplemental Loan Authority
  (Family Education Loan
  Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)                 --     A1       1,020     1,021,714
------------------------------------------------------------------------
University of Connecticut (Student
  Fee Program);
  Series 2000 A RB
  6.00%, 11/15/21                   AA-     A1       1,325     1,367,215
========================================================================
                                                               3,776,205
========================================================================

GENERAL OBLIGATION-13.18%

Brooklyn (City of), Connecticut;
  Unlimited Tax Series GO
  5.50%, 05/01/06(b)                AAA    Aaa         250       260,197
------------------------------------------------------------------------
 5.70%, 05/01/08(b)                 AAA    Aaa         250       263,267
------------------------------------------------------------------------
Chester (Town of), Connecticut;
  Unlimited Tax Series 1989 GO
  7.00%, 10/01/05                    --     A          190       194,281
------------------------------------------------------------------------
Connecticut (State of) (General
  Purpose Public Improvement);
  Unlimited Tax Series 1991 A GO
  6.75%, 03/01/01(c)(d)             NRR    NRR         200       205,876
------------------------------------------------------------------------
  Unlimited Tax Series 1992 A GO
  6.50%, 03/15/02(c)(d)             NRR    NRR         300       314,277
------------------------------------------------------------------------
Mansfield (City of), Connecticut;
  Unlimited Tax Series 1990 GO
  6.00%, 06/15/07                    --     A1         100       107,328
------------------------------------------------------------------------
  6.00%, 06/15/08                    --     A1         100       107,905
------------------------------------------------------------------------
  6.00%, 06/15/09                    --     A1         100       108,590
------------------------------------------------------------------------
New Britain (City of), Connecticut;
  Unlimited Tax Refunding
  Series 1992 Various
  Purpose GO
  6.00%, 02/01/11(b)                AAA    Aaa         400       435,288
------------------------------------------------------------------------

                                      RATING(a)      PAR       MARKET
                                    S&P   MOODY'S   (000)       VALUE
GENERAL OBLIGATION-(CONTINUED)

North Canaan (City of),
  Connecticut;
  Unlimited Tax Series 1991 GO
  6.50%, 01/15/08                    --     A3      $  125   $   137,916
------------------------------------------------------------------------
  6.50%, 01/15/09                    --     A3         125       138,918
------------------------------------------------------------------------
  6.50%, 01/15/10                    --     A3         125       139,859
------------------------------------------------------------------------
  6.50%, 01/15/11                    --     A3         125       140,345
------------------------------------------------------------------------
Puerto Rico Commonwealth
  (Public Improvement
  Project);
  Unlimited Tax Series 2000 GO
  6.00%, 07/01/29                    A     Baa1        500       515,585
------------------------------------------------------------------------
Somers (City of),
  Connecticut;
  Unlimited Tax Series
  1990 Various Purpose GO
  6.00%, 12/01/10                    --     A1         190       207,509
------------------------------------------------------------------------
Territory of American
  Samoa;
  Unlimited Tax Refunding
  Series 2000 GO
  6.00%, 09/01/08(b)                 A      --       1,280     1,321,344
------------------------------------------------------------------------
Westbrook (City of),
  Connecticut;
  Unlimited Tax Series
  1992 GO
  6.40%, 03/15/10(b)                AAA    Aaa         380       424,509
========================================================================
                                                               5,022,994
========================================================================

HEALTH CARE-21.36%

Connecticut Development
  Authority (Elim Park
  Baptist Home);
  Refunding Series A RB
  5.375%, 12/01/18                  BBB+    --         500       422,380
------------------------------------------------------------------------
Connecticut (State of),
  Development Authority
  (Pfizer Inc. Project);
  Series 1992 PCR
  6.55%, 02/15/13                   AAA    Aaa         250       262,720
------------------------------------------------------------------------
Connecticut (State of),
  Development Authority
  (Corporate Independent
  Living Project);
  Health Care VRD Series
  1990 RB (LOC-Chase
  Manhattan Bank)
  5.40%, 07/01/15(f)                 --   VMIG-1     1,322     1,322,001
------------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Bridgeport
  Hospital);
  Series 1992 A RB
  6.625%, 07/01/18(b)               AAA    Aaa         500       518,855
------------------------------------------------------------------------

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority (Danbury
  Hospital);
  Series 1991 E RB
  6.50%, 07/01/01(c)(d)     AAA    Aaa      $  640   $   662,515
----------------------------------------------------------------
  6.50%, 07/01/01(b)(c)     AAA    Aaa         110       113,354
----------------------------------------------------------------
  Series G RB
  5.625%, 07/01/25(b)       AAA    Aaa         250       246,528
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Middlesex
  Hospital);
  Series 1992 G RB
  6.25%, 07/01/02(c)(d)     NRR    NRR       1,100     1,153,680
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (New Britain
  Memorial Hospital);
  Series 1991 A RB
  7.75%, 07/01/02(c)(d)     NRR     --         500       536,830
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital);
  Series F RB
  5.40%, 07/01/09(b)        AAA    Aaa       1,000     1,031,810
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (William W.
  Backus Hospital);
  Series 1997 D RB
  5.75%, 07/01/07(b)(c)     AAA     --       1,000     1,001,260
----------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Windham
  Community Memorial
  Hospital);
  Series 1996 C RB
  5.75%, 07/01/07(b)(c)      A      --         850       866,873
================================================================
                                                       8,138,806
================================================================

HOUSING-27.63%

Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  Series 1991 C,
  Sub-Series C-3,
  6.55%, 11/15/13            AA    Aa2         250       260,732
----------------------------------------------------------------
  Series D-2,
  5.45%, 11/15/24(e)         AA    Aa2         250       237,455
----------------------------------------------------------------
Connecticut Housing
  Finance Authority (Group
  Home Mortgage);
  Special Obligation
  Series 2000 G,
  Sub-series H-5
  5.85%, 06/15/30(b)        AAA    Aaa         500       502,895
----------------------------------------------------------------

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
HOUSING-(CONTINUED)

Connecticut (State of)
  (Housing Mortgage
  Finance Program); RB
  Series A-1, 5.70%,
  05/15/08                   AA     Aa      $  100   $   103,952
----------------------------------------------------------------
  Sub-Series A-3, 5.95%,
  05/15/17                   AA    Aa3       1,000     1,026,370
----------------------------------------------------------------
  Series C-1, 6.30%,
    11/15/17                 AA     Aa       1,270     1,330,007
----------------------------------------------------------------
  Series C-2, 6.25%,
    11/15/18                 AA    Aa2         750       782,663
----------------------------------------------------------------
  Series C-2, 6.70%,
    11/15/22(e)              AA    Aa2          80        82,478
----------------------------------------------------------------
  Series C-2, 5.85%,
    11/15/28(e)              AA    Aa2         560       549,360
----------------------------------------------------------------
  Series C, 5.50%,
  11/15/35(e)                AA    Aa2       1,775     1,675,156
----------------------------------------------------------------
  Sub-Series 1996 D-2,
  6.20%, 05/15/06(c)(e)      AA    Aa2       1,750     1,771,000
----------------------------------------------------------------
  Series E-1, 5.95%,
  05/15/17                   AA    Aa2         500       512,235
----------------------------------------------------------------
  Series E-1, 6.00%,
  05/15/17                   AA     Aa         675       689,215
----------------------------------------------------------------
  Series G,
  6.00%,11/15/06(e)          AA    Aa2       1,000     1,005,020
================================================================
                                                      10,528,538
================================================================

LEASE RENTAL-1.09%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project);
  Series 1991 Lease-Rental
  Revenue COP
  6.25%, 12/15/01(c)(d)     NRR    NRR         400       416,436
================================================================

TRANSPORTATION-13.25%

Connecticut (State of),
  Special Parking
  Obligation (Bradley
  International Airport);
  Series 2000 A RB
  6.60%, 07/01/24(b)(e)      A      --         250       255,502
----------------------------------------------------------------
Connecticut (A67State of)
  Special Tax Obligation
  (Transportation
  Infrastructure);
  Series A
  6.80%, 06/01/03(c)(d)     NRR    NRR       1,250     1,319,900
----------------------------------------------------------------
  Series 1991 B
  6.50%, 10/01/10           AA-     A1         530       594,141
----------------------------------------------------------------
  Series 1991 B RB
  6.25%, 10/01/01(c)(d)     NRR    Aaa       1,000     1,037,900
----------------------------------------------------------------
  Second Lien VRD Series
  1990 RB (LOC-Commerz
  Bank A.G.)
  5.40%, 12/01/10(f)        A1+   VMIG-1        48        48,000
----------------------------------------------------------------
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax);
  Series 1991 B RB
  6.50%, 10/01/12           AA-     A1       1,500     1,689,525
----------------------------------------------------------------
Puerto Rico Commonwealth
  Highway and
  Transportation
  Authority;
  Series 2000 B RB
  6.00%, 07/01/31            A     Baa1        100       104,335
================================================================
                                                       5,049,303
================================================================

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
UTILITIES-1.21%

Guam (Government of) Power
  Authority (Electrical,
  Light & Power
  Improvements);
  Refunding Series A RB
  5.25%, 10/01/34           BBB    Baa3     $  500   $   461,455
================================================================

WATER & SEWER-5.63%

Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic
  Co. Project);
  Refunding Series RB
  7.25%, 06/01/20            A+     --         800       818,560
----------------------------------------------------------------
Connecticut State Clean
  Water Fund;
  Series 1991 RB
  7.00%, 01/01/11           AAA    Aaa       1,100     1,128,402
----------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Unlimited Tax Series
  1991 GO
  6.75%, 08/15/06            --    Aa3         180       199,193
================================================================
                                                       2,146,155
================================================================

                              RATING(a)      PAR       MARKET
                            S&P   MOODY'S   (000)       VALUE
MISCELLANEOUS-2.67%

Connecticut Development
  Authority (Economic
  Development Projects);
  Refunding Series 1992 A
  RB
  6.00%, 11/15/08           AA-     Aa      $  500   $   508,170
----------------------------------------------------------------
Virgin Islands Public
  Financial Authority
  (Gross Receipts Taxes);
  Series 1999 A RB 6.125%,
  10/01/29(b)                A      --         500       508,190
================================================================
                                                       1,016,360
================================================================
TOTAL INVESTMENTS (Cost
  $35,280,336)-95.93%                                 36,556,252
================================================================
OTHER ASSETS LESS
  LIABILITIES-4.07%                                    1,552,124
================================================================
NET ASSETS-100.00%                                   $38,108,376
________________________________________________________________
================================================================

Abbreviations:

COP  - Certificates of Participation
GO   - General Obligation Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a)Ratings are assigned by Standard & Poor's Corporation ("S&P") and Moody's Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.
(b)Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c)Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d)Secured by an escrow fund of U.S. Treasury obligations.
(e)Security subject to the alternative minimum tax.
(f)Demand security; payable upon demand by the Fund at specified time intervals usually no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 9/30/00.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000
(Unaudited)

ASSETS:

Investments, at value (cost $35,280,336)          $36,556,252
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                  1,038,155
-------------------------------------------------------------
  Interest                                            697,190
-------------------------------------------------------------
Investment for deferred compensation plan              30,683
=============================================================
    Total assets                                   38,322,280
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                               74,600
-------------------------------------------------------------
  Dividends                                            57,815
-------------------------------------------------------------
  Deferred compensation plan                           30,683
-------------------------------------------------------------
Accrued advisory fees                                  15,268
-------------------------------------------------------------
Accrued administrative services fees                    4,110
-------------------------------------------------------------
Accrued distribution fees                              23,452
-------------------------------------------------------------
Accrued trustees' fees                                  1,136
-------------------------------------------------------------
Accrued transfer agent fees                               632
-------------------------------------------------------------
Accrued operating expenses                              6,208
=============================================================
Total liabilities                                     213,904
=============================================================
Net assets applicable to shares outstanding       $38,108,376
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

  Outstanding                                       3,603,917
=============================================================
  Net asset value and redemption price per
    share                                         $     10.57
=============================================================
  Offering price per share:
    (Net asset value of $10.57 divided by 95.25%) $     11.10
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the six months ended September 30, 2000
(Unaudited)

INVESTMENT INCOME:

Interest income                                   $1,105,475
============================================================

EXPENSES:

Advisory fees                                         93,460
------------------------------------------------------------
Administrative services fees                          25,069
------------------------------------------------------------
Custodian fees                                         1,251
------------------------------------------------------------
Distribution fees                                     46,734
------------------------------------------------------------
Transfer agent fees                                    9,488
------------------------------------------------------------
Trustee's fees                                         3,265
------------------------------------------------------------
Other                                                 26,914
============================================================
    Total expenses                                   206,181
============================================================
Less: Expenses paid indirectly                          (260)
------------------------------------------------------------
    Net expenses                                     205,921
============================================================
Net investment income                                899,554
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                        (237,378)
------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                              478,216
------------------------------------------------------------
Net gain on investment securities                    240,838
============================================================
Net increase in net assets resulting from
  operations                                      $1,140,392
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended September 30, 2000 and the year ended March 31, 2000 (Unaudited)

                                                              SEPTEMBER 30,    MARCH 31,
                                                                  2000           2000
                                                              -------------   -----------
OPERATIONS:

  Net investment income                                        $   899,554    $ 1,910,744
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (237,378)      (308,420)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          478,216     (1,602,460)
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 1,140,392           (136)
=========================================================================================
Distributions to shareholders from net investment income          (906,240)    (1,927,885)
-----------------------------------------------------------------------------------------
Share transactions-net                                             571,764     (2,209,321)
=========================================================================================
  Net increase (decrease) in net assets                            805,916     (4,137,342)
=========================================================================================

NET ASSETS:

  Beginning of period                                           37,302,460     41,439,802
=========================================================================================
  End of period                                                $38,108,376    $37,302,460
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                $37,618,751    $37,046,987
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              (36,729)       (30,043)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                    (749,562)      (512,184)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               1,275,916        797,700
=========================================================================================
                                                               $38,108,376    $37,302,460
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Bond Fund of Connecticut (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 1, 2000, the Fund was organized as a series portfolio of AIM Tax-Exempt Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Tax-Exempt Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on May 31, 2000. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn the a high level of income exempt from federal taxes and Connecticut taxes.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.
C. Distributions -- It is the policy of the Fund to declare dividends from net investment income daily and pay monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $209,019 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended September 30, 2000, AIM was paid $25,069 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended September 30, 2000, AFS was paid $7,266 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets for services related to the sale and distribution of the Fund's shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the six months ended September 30, 2000, the Fund paid AIM Distributors $46,734 as compensation under the Plan.
  AIM Distributors received commissions of $13,107 from sales of shares of the Fund during the six months ended September 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of shares of the Fund. During the six months ended September 30, 2000, AIM Distributors received $33,642 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended September 30, 2000, the Fund paid legal fees of $2,654 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended September 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $260 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $260.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended September 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended September 30, 2000 was $8,497,007 and $9,365,491, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of September 30, 2000 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $1,410,908
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (134,992)
=========================================================
Net unrealized appreciation of investment
  securities                                   $1,275,916
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended September 30, 2000 and the year ended March 31, 2000 were as follows:

                                                                SEPTEMBER 30, 2000           MARCH 31, 2000
                                                              -----------------------    -----------------------
                                                               SHARES       AMOUNT        SHARES       AMOUNT
                                                              --------    -----------    --------    -----------
Sold                                                           459,489    $ 4,821,570     634,272    $ 7,019,083
================================================================================================================
Issued as reinvestment of dividends                             52,140        547,217     118,804      1,314,072
================================================================================================================
Reacquired                                                    (458,130)    (4,797,023)   (660,290)    (7,303,029)
================================================================================================================
                                                                53,499    $   571,764      92,786    $ 1,030,126
________________________________________________________________________________________________________________
================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                              SIX MONTHS
                                                                 ENDED                       YEAR ENDED MARCH 31,
                                                             SEPTEMBER 30,    ---------------------------------------------------
                                                                 2000          2000       1999       1998       1997       1996
                                                             -------------    -------    -------    -------    -------    -------
Net asset value, beginning of period                            $ 10.51       $ 11.00    $ 11.04    $ 10.77    $ 10.81    $ 10.71
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.25          0.51       0.53       0.55       0.56       0.56
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.07         (0.49)     (0.03)      0.27      (0.05)      0.10
=================================================================================================================================
    Total from investment operations                               0.32          0.02       0.50       0.82       0.51       0.66
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.26)        (0.51)     (0.54)     (0.55)     (0.55)     (0.56)
=================================================================================================================================
Net asset value, end of period                                  $ 10.57       $ 10.51    $ 11.00    $ 11.04    $ 10.77    $ 10.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                    3.04%         0.28%      4.64%      7.78%      4.84%      6.24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $38,108       $37,302    $41,440    $40,567    $38,118    $39,355
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.10%(b)      1.09%      0.99%      0.88%      0.72%      0.66%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.10%(b)      1.10%      1.11%      1.11%      1.09%      1.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net assets               4.81%(b)      4.79%      4.78%      5.02%      5.18%      5.16%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                              23%           28%         7%         5%        17%        17%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)Does not deduct sales charges and is not annualized for periods less than one year.
(b)Ratios are annualized and based on average net assets of $37,285,237.

BOARD OF TRUSTEES                            OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                             Charles T. Bauer                         11 Greenway Plaza
Chairman                                     Chairman                                 Suite 100
A I M Management Group Inc.                                                           Houston, TX 77046
                                             Robert H. Graham
Bruce L. Crockett                            President                                INVESTMENT ADVISOR
Director
ACE Limited;                                 Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and            Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                               Suite 100
COMSAT Corporation                           Gary T. Crum                             Houston, TX 77046
                                             Senior Vice President
Owen Daly II                                                                          TRANSFER AGENT
Formerly Director                            Dana R. Sutton
Cortland Trust Inc.                          Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                      P.O. Box 4739
Edward K. Dunn, Jr.                          Stuart W. Coco                           Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;         Vice President
Formerly Vice Chairman and President,                                                 CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and     Melville B. Cox
President, Mercantile Bankshares             Vice President                           The Bank of New York
                                                                                      90 Washington Street
Jack Fields                                  Karen Dunn Kelley                        11th Floor
Chief Executive Officer                      Vice President                           New York, NY 10286
Twenty First Century, Inc.;
Formerly Member                              Mary J. Benson                           COUNSEL TO THE FUND
of the U.S. House of Representatives         Assistant Vice President
                                             and Assistant Treasurer                  Ballard Spahr
Carl Frischling                                                                       Andrews & Ingersoll, LLP
Partner                                      Sheri Morris                             1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP        Assistant Vice President                 Philadelphia, PA 19103
                                             and Assistant Treasurer
Robert H. Graham                                                                      COUNSEL TO THE TRUSTEES
President and Chief Executive Officer        Jim A. Coppedge
A I M Management Group Inc.                  Assistant Secretary                      Kramer, Levin, Naftalis & Frankel LLP
                                                                                      919 Third Avenue
Prema Mathai-Davis                           Renee A. Friedli                         New York, NY 10022
Formerly Chief Executive Officer,            Assistant Secretary
YWCA of the U.S.A.                                                                    DISTRIBUTOR
                                             P. Michelle Grace
Lewis F. Pennock                             Assistant Secretary                      A I M Distributors, Inc.
Partner                                                                               11 Greenway Plaza
Pennock & Cooper                             Nancy L. Martin                          Suite 100
                                             Assistant Secretary                      Houston, TX 77046
Louis S. Sklar
Executive Vice President                     Ofelia M. Mayo
Hines Interests                              Assistant Secretary
Limited Partnership
                                             Lisa A. Moss
                                             Assistant Secretary

                                             Kathleen J. Pflueger
                                             Assistant Secretary

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                              ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                            YOUR RISK TOLERANCE AND

                               YOUR TIME HORIZON.

                      -------------------------------------

THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

FUND RANKINGS ARE RELATIVE TO ONE ANOTHER WITHIN THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--, AND THEY SHOULD NOT BE COMPARED WITH OTHER INVESTMENTS. THERE IS NO GUARANTEE THAT ANY ONE AIM FUND WILL BE LESS VOLATILE THAN ANY OTHER. FOR A FULL DISCUSSION OF THE RISKS ASSOCIATED WITH EACH FUND, PLEASE READ THE FUND'S PROSPECTUS.

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                         EQUITY FUNDS

     DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS                A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry
        MORE AGGRESSIVE                     MORE AGGRESSIVE                         since 1976 and managed approximately
                                                                                    $183 billion in assets for more than
AIM Small Cap Opportunities(1)     AIM Latin American Growth                        eight million shareholders, including
AIM Mid Cap Opportunities(2)       AIM Developing Markets                           individual investors, corporate clients
AIM Large Cap Opportunities(3)     AIM European Small Company                       and financial institutions, as of
AIM Emerging Growth                AIM Asian Growth                                 September 30, 2000.
AIM Small Cap Growth(4)            AIM Japan Growth                                     The AIM Family of Funds--Registered
AIM Aggressive Growth              AIM International Emerging Growth                Trademark-- is distributed nationwide,
AIM Mid Cap Growth                 AIM European Development                         and AIM today is the eighth-largest
AIM Small Cap Equity               AIM Euroland Growth                              mutual fund complex in the United States
AIM Capital Development            AIM Global Aggressive Growth                     in assets under management, according to
AIM Constellation(5)               AIM International Equity                         Strategic Insight, an independent mutual
AIM Dent Demographic Trends        AIM Advisor International Value                  fund monitor.
AIM Select Growth                  AIM Global Trends                                    AIM is a subsidiary of AMVESCAP
AIM Large Cap Growth               AIM Global Growth                                PLC, one of the world's largest
AIM Weingarten                                                                      independent financial services companies
AIM Mid Cap Equity                          MORE CONSERVATIVE                       with $414 billion in assets under
AIM Value II                                                                        management as of September 30, 2000.
AIM Charter                                SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value          AIM New Technology
AIM Balanced                       AIM Global Telecommunications and Technology
AIM Advisor Flex                   AIM Global Infrastructure
                                   AIM Global Resources
       MORE CONSERVATIVE           AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                            MORE CONSERVATIVE

                      FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS       TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(6)
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(6) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    For more complete information about any AIM fund, including sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPPEARS HERE]                             [AIM LOGO APPPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

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